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                                                                   Exhibit 99(b)

MICHAEL H. AHRENS, CAL. BAR NO. 44766
GERALDINE A. FREEMAN, CAL.  BAR NO. 111483
JEFFREY K. REHFELD, CAL.  BAR NO. 188128
KIMBERLY S. FINEMAN, CAL.  BAR NO. 184433
SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
A Limited Liability Partnership
Including Professional Corporations
Four Embarcadero Center, 17th Floor
San Francisco, California  94111

Telephone:  (415) 434-9100
Facsimile:  (415) 434-3947


Attorneys for Debtors and Debtors-in-Possession


                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                OAKLAND DIVISION


--------------------------------------------------------------------------------
In re:

NATURAL WONDERS, INC., a Delaware corporation,

              Debtor and Debtor-in-Possession.
--------------------------------------------------------------------------------

In re:

WORLD OF SCIENCE, INC., a New York Corporation,

              Debtor and Debtor-in-Possession.


Chapter 11

Jointly Administered for Procedural Purposed Under Case
No. 00-46943

ORDER (1) AUTHORIZING RETENTION OF GORDON BROTHERS AND GREAT AMERICAN GROUP AS LIQUIDATION CONSULTANT; (2) APPROVING CONSULTING CONTRACT; (3) AUTHORIZING DEBTOR TO SELL ASSETS THROUGH SUPERVISED GOING OUT OF BUSINESS SALES FREE AND CLEAR OF LIENS, CLAIMS AND INTERESTS OF OTHERS PURSUANT TO BANKRUPTCY CODE SECTIONS 363(b) AND (f); WAIVING THE REQUIREMENTS OF FED. R. BANKR. PROC. 6004(G); AND (5) AUTHORIZING THE DEBTORS TO PAY THE PROCEEDS OF SALE TO SECURED LENDERS.


Date:    February 26, 2001
Time:    9:00 a.m.
Place:   U.S.  Bankruptcy Court
         1300 Clay Street, Oakland, CA
         Courtroom 201,
         Judge Leslie Tchaikovsky

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         THIS MATTER CAME BEFORE THE COURT beginning on February 26, 2001 and continuing through February 28, 2001, on the Motion for Order Authorizing the Debtors' Sale of Assets Through Going-out-of-Business Sales Free and Clear of Liens Pursuant to Bankruptcy Code Sections 363(b) and (f); Waiving the Requirements of Federal Rule of Bankruptcy Procedure 6004(g); Authorizing the Debtors to Pay Certain Proceeds of the Sales to Their Secured Lenders; and Approving the Liquidation Budget (the "Motion");(1) filed herein by debtor and debtor-in-possession Natural Wonders, Inc. ("Natural Wonders") and debtor and debtor in possession World of Science, Inc. ("World of Science," and collectively with Natural Wonders, the "Debtors"). Michael H. Ahrens and Geraldine Freeman of the law firm of Sheppard, Mullin, Richter & Hampton LLP appeared on behalf of the Debtors. Other appearances were as noted on the record.

         The Court has considered the Motion, the declarations filed in support of the Motion together with the exhibits thereto, the oppositions to the Motion ("Oppositions") together with the declarations submitted in support of the oppositions, the Debtors' reply to the Oppositions, the evidence presented and the representations of counsel at the hearing on the Motion. Based on the foregoing and the proofs of service filed herein, the Court finds that notice of the Motion is sufficient under the circumstances and that it is in the best interests of these estates and their creditors that the Debtors conduct an orderly, professionally supervised going out of business sale. The Court has stated its findings of fact and conclusions of law on the record. Accordingly, the Court hereby orders as follows:

         1. The Motion is granted, as modified by the terms and conditions of this Order.

         2. To the extent they have not been withdrawn, the Oppositions are hereby overruled.

-----------------
(1) Defined terms not otherwise defined herein have the same meaning as those set forth in the Inventory Sale Motion.

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         3. Pursuant to Sections 105 and 363 of title 11 of the United States
Code (the "Bankruptcy Code"), the Debtors are authorized and directed to liquidate their inventory and other assets pursuant to a series of going out of business sales on the terms and conditions set forth in this Order (the "GOB Sale").

         4. Pursuant to Bankruptcy Code Section 327, the Debtors are authorized to employ the joint venture of Gordon Brothers/Great American as a Liquidation Consultant (the "Consultant") to supervise the GOB Sale on the terms and conditions set forth in the letter agreement annexed hereto as Exhibit "A" (the "Consulting Contract") and the terms of the Consulting Contract are hereby approved.

         5. Pursuant to Bankruptcy Code Section 328, the Debtors are authorized to pay the Consultant's reasonable fees and expenses as set forth in the Consulting Contract. The Debtors and the Consultant are entitled to occupy the Debtors' leased locations (the "Stores") for the purpose of conducting the GOB Sale in accordance with this Order and subject to the Guidelines attached hereto as Exhibit "C" and paragraphs 16, 17 and 18 hereof.

         6. Notwithstanding anything to the contrary in the Consulting Contract, the Debtor and its management shall follow and implement the recommendations of the Consultant as to, among other things, the following matters:

                  (a) Point of purchase, point of sale, and external and internal advertising and signage necessary to effectively sell the merchandise at the Stores in accordance with a "going out of business" sale or other mutually agreeable theme;

                  (b)      Pricing and presentation of merchandise;

                  (c) Staffing levels for the Stores (including store employees);

                  (d) The appropriate mix and level of additional merchandise to be brought into the Stores for sale in connection with the Sale (if any); and

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                  (e)      Store closings but only to the extent that the
                           Consultant believes that a decision to close or not to close a Store will materially impair the GOB Sale.

         7. The Committee and the Lenders shall have access to the Consultant to discuss the progress of the GOB Sale and the Consultant shall update the Lenders and the Committee on a regular basis, but in no event less frequently than once each week, with respect to, among other things, a summary of the results of the GOB Sale, including the net recovery, sales proceeds, and expenses, and advising of the Consultant's recommendations regarding the GOB Sale, including the Debtors' compliance with the Consultant's recommendations, as set forth in Paragraph 7, above. The Lenders may audit the Debtors' and the Consultant's reports regarding the results of the GOB Sale. In the event that the Consultant advises the Committee or the Lenders that the Debtors have failed to adopt a material recommendation regarding the manner of conducting the GOB Sale, then, on no less than forty-eight (48) hours' notice, the Committee or the Lenders may bring the matter before the Court for resolution. Prior to such hearing, the Committee and Lenders shall use their best efforts to meet and confer with the Debtors, telephonically, if necessary, regarding the dispute.

         8. If the Debtors believe that any of the Consultant's material recommendations are not in the best interest of the estates, the Debtors will so notify the Committee and the Lenders and will use their best efforts, on 24 hours' advance notice, to meet and confer telephonically with the Consultant, the Lenders and the Committee about any such dispute. If such dispute is not resolved in connection with such meeting, any party may bring the dispute before the Court for determination on forty-eight (48) hours' notice.

         9. No later than March 2, 2001, all of the Debtors Available Cash (as such term is hereinafter defined) in the estates as of March 1, 2001, less a general reserve of $500,000 plus reserves for operating expenses and rent (but excluding reserves for professional fees except as set forth in the Liquidation Budget) ("Reserves") as set forth in the Liquidation Budget, shall be paid to the Lenders in partial satisfaction of their Allowed

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Secured Claims (the "Initial Payment"). Thereafter, beginning on March 6, 2001 and continuing on each consecutive Tuesday (the "Measuring Date") until the Lenders' Allowed Secured Claims have been paid in full (the "Continuing Cash Payments"), the Debtors shall pay to the Lenders all of the Available Cash on the day preceding the Measuring Date, less the Reserves. The Debtors estimate that the Initial Payment shall be in the amount set forth in the Liquidation Budget. The term Available Cash as used in this Order shall mean all cash other than petty cash and cash that is in a funded segregated account, including but not limited to petty cash, sales tax, and retention bonuses. To the extent that the Lenders' Allowed Secured Claims are not fully satisfied by April 13, 2001, the Reserves shall be terminated and immediately paid to the Lenders.

         10. The Debtors shall be authorized to use the Lenders' Cash Collateral to conduct the GOB Sale during the course of the GOB Sale only for their specific purposes and only in the amounts (subject to an aggregate variance of 10%, excluding rent expense) set forth in the Liquidation Budget annexed hereto as Exhibit "B" and to make the Continuing Cash Payments.

         11. Notwithstanding anything to the contrary in other Orders of the Court, unless and until the Lenders' Allowed Secured Claims have been paid in full and fully satisfied, (a) no professional fee reserves shall be established;
(b) no professional fees shall be paid the attorneys or accountants for the Debtors or the Committee (the "Designated Professionals") prior to March 23, 2001; (c) on March 23, 2001, the Debtors shall be entitled to pay immediately the Designated Professionals sixty percent (60%) of their billed fees and one hundred percent (100%) of their billed costs for the period from the Petition Date through February 28, 2001 less any retainers held by the Designated Professionals; (d) no further fees or costs shall be paid to the Designated Professionals prior to April 20, 2001; (e) on April 20, 2001, Debtors shall be entitled to pay immediately the Designated Professionals sixty percent (60%) of their billed fees and one hundred percent (100%) of their billed costs for the period from the Petition Date through March 31, 2001 less any retainers held by the Designated Professionals. Once the Lenders'

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Allowed Secured Claims have been paid in full, professional fees may be paid in accordance with this Court's "Knudsen Order." Subject to these modifications, the Lenders do not oppose the "Knudsen" Motion scheduled for hearing on March 5, 2001.

         12. It is acknowledged that the Debtors will meet with the Consultant regarding the Liquidation Budget shortly following the entry of this Order. The Liquidation Budget shall be updated no less frequently than once each week, and more frequently as may be necessary, as determined by the Debtors and the Consultant. The Debtors and the Consultant shall provide the Lenders, the Committee, and Landlords' Counsel (as defined in the Fifth Stipulated Order for Use of Cash Collateral) with a copy of each such revised Liquidation Budget. If either the Lenders or the Committee have any objection thereto, or in the event that the Debtors fail to meet the projections (a negative variance) as set forth in the Liquidation Budget with respect to Sales Receipts and Ending Inventory (subject to an overall variance of 10%), then the Lenders or the Committee will meet and confer (within 24 hours, by telephonic conference call, if necessary) with the Debtors and the Consultant to address the objection and/or performance failure. If such objection or failure to perform cannot be resolved in connection with such meeting (or if no such meeting has occurred), then the Lenders or the Committee may bring the dispute before the Court for determination on forty-eight (48) hours' notice.

         13. No party in interest in these cases, including without limitation the Debtors, the Committee, or any landlord, may seek to surcharge the Lenders for any expense related to the GOB Sale, the continuing operation of the Debtors' businesses, or the further liquidation of assets of these estates pursuant to Bankruptcy Code Section 506(c), or otherwise.

         14. To the extent the Lenders' Allowed Secured Claims are not paid in full from the Proceeds of the GOB Sale (the "GOB Proceeds"), the Lenders shall continue to have a superpriority administrative claim under Bankruptcy Code Section 507(b), as provided in the Cash Collateral Order. As further adequate protection of the Lenders' Allowed Secured Claims, and in furtherance of that superpriority administrative claim, unless and until the Lenders' Allowed Secured Claims have been satisfied in full, all proceeds of the sale or

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

other disposition of the Debtors' real property leases and any recoveries on account of claims or rights of action of the Debtor under Sections 542, 543, 544, 545, 546, 547, 548, 549 and 550 of the Bankruptcy Code, or similar state laws shall be immediately paid to the Lenders.

         15. The assets that shall be sold in connection with the GOB Sale shall be sold free and clear of all liens, claims, and encumbrances pursuant to Bankruptcy Code Section 363(f), with the Lenders' liens and claims to attach to the GOB Proceeds.

         16. The Debtors and the Consultant shall be authorized and required to conduct the GOB Sale in accordance with the guidelines annexed hereto as Exhibit "C".

         17. The Debtors and the Consultant may conduct the GOB Sale at the Debtors' leased locations notwithstanding any provision in any of the Debtors' leases restricting such sale and, except as provided in this Paragraph 17, without complying with state and local statutes, rules, regulations, or ordinances or any license or other requirements for liquidation, going out of business, or store closing sales or activities related thereto, including the hanging of signs and banners. In all circumstances, however, the Debtors and the Consultant shall comply with all state and local statutes, rules, regulations, and ordinances concerning public health and safety, truth-in-advertising, and consumer protection. However, nothing in this Order is intended to, and shall not be construed to, enjoin or otherwise interfere with the exercise of any governmental agency's authority to redress the violation of any consumer protection, truth-in-advertising, or health and safety law, including the bringing or maintaining of actions in a state or federal court of competent jurisdiction to enforce these laws without prior approval of this Court.

         18. The provisions of this Order shall be self-executing and each and every federal, state, or local agency, department, or governmental authority and all newspapers and other advertising media and each and every landlord is hereby directed to accept this Order as binding authority to consummate the transactions set forth in the Motion, including, without limitation, the GOB Sale, and no other or further approval, consent, permit, license, record keeping, and the like of any such federal, state, or local agency, department, or governmental authority, lender to the Debtors, or landlord under any lease is required to effectuate, consummate, and implement the transactions set forth in the Motion, including the GOB Sale and advertising thereof consistent with the Guidelines. The Debtors and the Consultant waive any objection to this Court's hearing, on an emergency or expedited basis, any request by a governmental authority for relief related to the compliance by the Debtors and the Consultant with, or the interpretation of, the provisions of this Order.

         19. Subject to the Debtors' compliance with the terms of this Order and subject to the terms of Paragraphs 16 and 17, above, and in furtherance of the provisions of the Bankruptcy Code (including, to the extent applicable, Bankruptcy Code Section 362), absent further order of the Court, all persons, including but not limited to landlords, utility companies, government agencies, sheriffs, marshals or other public officers, creditors and all those acting for or on their behalf, are precluded from preventing, interfering with or otherwise hindering consummation of the store closing sales or advertisement of such sales, including actions affecting the property of the estates in connection with such sales.

         20. The Debtors and their officers, employees and agents be and they hereby are, authorized and directed to execute such documents and to do such acts as are necessary and appropriate to carry out the GOB Sale and the related actions authorized herein.

         21. The ten (10) day stay of this Order under Rule 6004(g) of the Federal Rules of Bankruptcy Procedure is waived and the GOB Sale may be commenced immediately upon entry of this Order.

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         22. All of the terms of the Cash Collateral Order remain in effect;
provided, however, that to the extent there is any inconsistency between the Cash Collateral Order and this Order, the terms of this Order shall control. For avoidance of doubt, it is intended that the Replacement Liens and other forms of adequate protection set forth in the Cash Collateral Order shall survive and continue. Additionally, it is intended that the "Borrowing Base" limitations set forth in the Cash Collateral Order shall be eliminated.
Dated:  February 28, 2001

                                                /s/   LESLIE TCHAIKOVSKY
                                                --------------------------------
                                                The Honorable Leslie Tchaikovsky

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